SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 5, 2016

Black River Petroleum Corp.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-54704	98-0642409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

143-41 84th Drive, Briarwood, New York 11435

 (Address of principal executive office, including zip code)

(347)681-1668

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

424 Church Street, Suite 2000, Nashville, Tennessee, TN 37219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Purchase of Viva Entertainment Group, Inc.

On April 5, 2016 (the “Closing Date”) we completed the purchase from EMS Find, Inc. (“EMS”) of Viva Entertainment Group, Inc. (“Viva Entertainment”), a Delaware corporation and a subsidiary of EMS, pursuant to a stock purchase agreement (“Stock Purchase Agreement”), and Viva Entertainment’s Chief Executive Officer, Johnny Falcones, resigned from all positions at EMS and has been elected as our sole director and President and Chief Executive Officer to manage the development and marketing of Viva Entertainment’s over the top (IPTV/OTT ) application for connected tv’s, desktop computers, tablets, and smart phones.

Pursuant to the Stock Purchase Agreement, the Company and EMS agreed to transfer control of Viva Entertainment to the Company through the purchase from the Seller by the Purchaser of all 800 outstanding shares of stock of Viva Entertainment to the Company in exchange for the issuance to EMS of a 10% promissory note in the principal amount of $100,000, due six months from the Closing (the “EMS Note”), which represents the purchase price paid by the Company for Viva Entertainment.  In connection with the closing, Alexander Stanbury, our former President and Chief Executive Officer, transferred to Johnny Falcones 26,629,371 shares of restricted common stock of the Company from the shares of common stock owned by Mr. Stanbury in exchange for payment of $93,625 from the $135,000 of financing arranged with Essex Global Investment Corp. for the acquisition of the Company (the “Acquisition Financing Facility”).

Essex Global Investment Corp. Financing

Essex Securities Purchase Agreement and Note

On April 6, 2016, the Company closed on the $135,000 Acquisition Financing Facility pursuant to a securities purchase agreement, dated April 6, 2016 (the "Essex Securities Purchase Agreement"), with Essex Global Investment Corp, a Nevada corporation ("Essex"), for the sale of a convertible promissory note (the "Essex Note") in the principal amount of $145,000, with an original issue discount of $10,000.

The Essex Note, which is due on March 30, 2017, bears interest at the rate of 10% per annum. All principal and accrued interest on the Note is convertible at any time into shares of the Company's common stock at the election of Essex at a conversion price for each share of Common Stock equal to 55% of the lowest reported trading price of the Company’s common stock for the twenty prior trading days including the day upon which the conversion notice is received by the Company or its transfer agent. The conversion price discount will be decreased to 45% if the Company experiences a DTC "chill" on its shares.   If the Company is not current within 90 days from the date of the Note, the conversion discount will increase by 20%, so that the conversion price would be 35% of the trading price as calculated above.

The Company has the right to prepay the Essex Note during the first six months following the date of issuance of the Essex Note with a premium of up to 135% of all amounts owed to Essex, including default interest, depending upon when the prepayment is effectuated. The Essex Note may not be redeemed after 180 days.

The Essex Note contains default events which, if triggered and not timely cured, will result in default interest and penalties.

The foregoing description of the Stock Purchase Agreement and the EMS Note, and the Essex Securities Purchase Agreement and Essex Note, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of each of these documents, which are attached as Exhibits 10.10, 10.11, 10.12 and 10.13, respectively, and are incorporated herein by reference.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 6, 2016, the Company and EMS closed the purchase of Viva Entertainment. At the closing the Company issued its promissory note, due September 30, 2016, in the principal amount of $100,000 to EMS, in exchange for all the outstanding shares of capital stock of EMS’s Viva Entertainment Group, Inc. subsidiary.

Background

Viva Entertainment was incorporated on October 21, 2015, under the laws of the State of Delaware by EMS Find and Johnny Falcones, to provide Mr. Falcones with an operating entity that would focus on developing and marketing Viva Entertainment’s technology which had been developed by Mr. Falcones.  The technology a content delivery network or “CDN” on the Internet that provides Web content to numerous users. A wireless TV subscription base service to a variety of gadgets, including Television and smart devices featuring Over The Top (OTT) technology. Content can be viewed via interactive apps which will be available for free download from App Stores for iOS (Apple), Android, Smart TVs and other devices. With a Wi-Fi connection our customers can watch Live TV from around the world, TV shows, as well as movies on demand, Tele-video conference and many other interactive features. Independent and Major film studios, television networks, Telecoms, Cable Companies, and emerging ISPS partner with ViVA for enhanced capabilities in multi-platform video distribution. As the only true end-to-end provider of premium content technology services, VIVA looks to license and deliver to traditional and OTT video distributors across the globe.

Our Company now intends to carry on the business of Viva Entertainment.  As a result of closing the purchase of Viva Entertainment, our executive office has been relocated to 143-41 84th Drive, Briarwood, New York 11435.

Tax Treatment; Smaller Reporting Company

Following the purchase of Viva Entertainment, the combined companies continue to be a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, as promulgated by the SEC.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosures set forth above under Item 1.01 above concerning the promissory notes issued to EMS and to Essex in the Acquisition Financing Facility are incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02. The EMS Note and Essex Note (collectively, the "Notes") described in Item 1.01 above were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The purchase agreements executed in connection therewith each contain representations to support the Company's reasonable belief that EMS and Essex had access to information concerning the operations and financial condition of the Company, are acquiring the securities for their own account and not with a view to the distribution thereof, and are "accredited investors" as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the Notes and any shares of common stock issued upon conversion thereof will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

ITEM 3.03 MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.

The disclosures set forth above under Item 1.01 above is incorporated by reference into this Item 3.03.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 5, 2016, the Board of Directors of the Company appointed Johnny Falcones as President and Chief Executive Officer of the Company and as a member of our Board of Directors effective immediately.  Following the appointment of Mr. Falcones as President and Chief Executive Officer, and as a director, Mr. Alexander Stanbury resigned as a director.

Johnny Falcones, age 46, is an industry veteran with the strategic vision, the drive, and connections to advance VEG's platform in the TV industry. His extensive experience in the entertainment industry has guided the careers of Marc Anthony, Celia Cruz, Tito Puente and Soleil J.  In addition, he founded and operated a successful record label company alongside of the Universal Music Group.

Mr. Falcones received a degree in Business from La Guardia College, New York, New York in 1991.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit
10.10	Stock Purchase Agreement, dated April 5, 2016, between the Company and EMS Find, Inc.
10.11	Form of Promissory Note issued to EMS Find, Inc. on April 5, 2016.
10.12	Securities Purchase Agreement, dated April 6, 2016, between the Company and Essex Global Investment Corp.
10.13	Form of $130,000 Note issued to Essex Global Investment Corp. April 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2016	Black River Petroleum Corp.

	By:	/s/Johnny Falcones
Johnny Falcones

EXHIBIT 10.10

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT ("this Agreement") dated as of April 5, 2016 (the “Effective Date”), by and between Black River Petroleum Corp., a Nevada corporation ("Purchaser"), and Alexander Stanbury, the President, Chief Executive Officer, Secretary, Treasurer, and Chief Financial Officer of Purchaser (the “Purchaser Executive”), parties of the first part and EMS Find, Inc., a Nevada corporation (the “Seller”) being the controlling stockholder of Viva Entertainment Group, Inc., a Delaware corporation (herein “Viva” or the “Company”), Johnny Falcones, the Chief Executive Officer of the Company (the “Viva Executive), the Company, and Steve Rubakh, the Chief Executive Officer of Seller (the “Seller Executive”), parties of the second part.  All parties to this Agreement are sometimes referred to herein as the “Parties”, or individually as a “Party”.

W I T N E S S E T H:

WHEREAS, the Parties have agreed to transfer control of the Company to the Purchaser from Seller through the purchase from the Seller by the Purchaser of all 800 outstanding shares of stock of the Company (the “Shares”) in exchange for an 10% promissory note in the principal amount of $100,000, due six months from the Closing (the “Note”), which shall constitute the purchase price for the Company to be paid by Purchaser (the “Purchase Price”); and

WHEREAS, in connection with the Closing, the Purchaser Executive shall transfer and deliver to the Viva Executive at the Closing an aggregate of 26,629,371 shares of restricted common stock, par value $.00001 per share of the Purchaser (“Purchaser Common Stock”) from shares of Purchaser Common Stock owned by the Purchaser Executive in exchange for payment of $93,625 from the $130,000 of financing arranged by the Purchaser for the acquisition of the Company (the “Acquisition Financing Facility”); and

WHEREAS, the Seller desires to sell, and Purchaser desires to purchase, the Shares pursuant to this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE AGREEMENTS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

ARTICLE I

REPRESENTATIONS AND WARRANTIES OF THE SELLER

§1.

Representations and Warranties of the Seller.  The Seller represents and warrants to, and agrees with, the Purchaser as follows:

§1.1

Authority of Seller. This Agreement has been duly authorized and executed by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

§1.2

Non-Contravention.  The execution of this Agreement by the Seller and the consummation of the purchase of the Shares contemplated hereby will not (i) violate any provision of the Certificate of Incorporation or by-laws of the Seller, (ii) violate any material court or administrative order, process, judgment or decree to which the Seller, the Company or any of their affiliates is a party or by which any of them (or any of their respective properties or assets) is bound or (iii) to the knowledge of the management of the Seller, violate any provision of, or result in the acceleration of or entitle any party to accelerate (whether after notice or lapse of time or both) any obligation under, or result in the creation or imposition of any material lien, charge, pledge, security interest or other encumbrance upon the property of the Company pursuant to any provision of, any mortgage, lien, lease, agreement, license, or instrument to which the Company is a party, except for such violation or violations (or acceleration or creation of encumbrance, as applicable) which would not have a material adverse effect on the financial condition, business or results of operations of the Company.

§1.3

Consent and Approvals.  There are no authorizations, consents, approvals or notices of any federal, state, county, local or foreign regulatory body or official required to be obtained or given or waiting period required to expire in order that this Agreement and the transactions contemplated hereby may be consummated by the Seller.

§1.4

Brokers.  The Seller has not entered into any agreement with any other party and is not responsible for claims by any other party for brokerage or other commissions related to this Agreement or the transactions contemplated hereby.

§1.5

Litigation.  No action, suit, proceeding or government investigation is pending, or to the knowledge of the Seller, threatened which seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

§1.6

Ownership of the Shares.  The Shares are owned by the Seller beneficially and of record free and clear of all liens, encumbrances and claims, and upon delivery of the certificates representing the Shares in accordance with Section 3.1, the Purchaser will acquire valid and freely transferable title to the Shares, free and clear of all liens, encumbrances, restrictions, equities and claims.

§1.7

Incorporation and Qualification.  The Company was duly incorporated and is validly existing and is in good standing under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and assets and to carry on the business conducted by it as currently conducted. The Company is in good standing as a foreign corporation and is duly qualified to do business in every jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition or business or results of operations of the Company.

§1.8

Capital Stock.  (i)

  The authorized capital stock of the Company consists of 1,000 shares of common stock, par value $.001 per share, of which 800 are issued and outstanding; (ii) the Shares have been duly authorized and validly issued, and are fully paid and nonassessable; (iii) except for this Agreement, and excepting for the Seller Executive Warrant and the Viva Executive Warrant, as defined below, there are no existing options, warrants, calls, agreements or commitments of any character to purchase or otherwise to receive from the Company or the Seller any of the outstanding or authorized and unissued capital stock of the Company or any securities of the Company convertible into or exchangeable for, or giving any person any preemptive or other right to subscribe for or acquire, any shares of capital stock of the Company, and no such convertible or exchangeable securities or obligations are outstanding; (iv) the Shares are owned by the Seller beneficially and of record are free and clear of all liens, encumbrances and claims, and upon delivery of the certificates representing the Shares in accordance with Section 3.1, the Purchaser will acquire valid and freely transferable title to the Shares, free and clear of all liens, encumbrances, restrictions, equities and claims.

§1.9

Subsidiaries.  The Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any business other than the business conducted by it (the "Business").

§1.10

Compliance with Regulatory Requirements.  The Company has complied with all applicable federal, state and local laws and regulations and all applicable foreign laws and regulations relating to the Business, except, in each case, to the extent that noncompliance would not have a material adverse effect on the financial condition or business or results of operations of the Company.

§1.11

Litigation and Liabilities.  There are (i) no actions, suits, proceedings or governmental investigations whatsoever against the Company, at law or in equity or before any court, governmental department, commission, board, agency authority or instrumentality, domestic or foreign, which are pending or, to the knowledge of the management of the Company, threatened; (ii) the Company is not subject to any judgment, stipulation, order, decree or agreement arising from any such action, suit, proceeding or investigation, and (iii) no action, suit proceeding or government investigation is pending or, to the knowledge of the management of the Company, threatened which seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

§1.12

Properties.  The Company is not the owner of any real property.

§1.13

Real Property Leases.  The Company is not a lessee of any real property, except as disclosed in Schedule 1.13.

§1.14

Licenses and Registrations.  The Company has all permits, governmental licenses, registrations and approvals (collectively, "Approvals") necessary to carry on its Business as presently conducted as required by law or the rules and regulations of any federal, state, county or local association, corporation or governmental agency, body, instrumentality or commission having jurisdiction over it, except for such Approvals the lack of which would not have a material adverse effect on the financial condition or business or results of operations of the Company.

§1.15

Major Contracts.  Schedule 1.15 hereto sets forth every contract or agreement, whether oral or written, to which the Company is a party which is material to the business of the Company.  With respect to all such contracts, and except as set forth in Schedule 1.15, the Company is not in material breach thereof or default thereunder and, to the knowledge of the management of the Company, there does not exist under any such contract any event which, with the giving of notice or the lapse of time, would constitute such a breach or default, except for such breaches, defaults and events as to which requisite waivers or consents have been obtained or which would not have a material adverse effect on the financial condition or business or results of operations of the Company.

§1.16

Trademarks and Patents.  The Company has no trademarks or patents, except as disclosed in Schedule 1.16.

§1.17

Corporate Records.  The Company has heretofore supplied to, made available or caused to be made available, for the inspection by the Purchaser, true and complete originals or copies of (i) the Certificates of Incorporation and By-Laws of the Company, as amended or restated to the date of this Agreement, and (ii) the minute books and stock records of the Company.

§1.18

Labor Matters.  The Company is not party to any labor union or collective bargaining agreements, and the Company is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours.

§1.19

Compliance with ERISA.  The Company has no employee benefit plans in effect.

§1.20

Absence of Material Adverse Changes.  Since the date of the Balance Sheet, there has been no material adverse change in the financial position, results of operations, customer or supplier relations, assets or employees of the Company from that reflected on the balance sheet (“Balance Sheet”) included in the financial statements of Seller at December 31, 2015.

§1.24

Indebtedness.  Other than as shown on the Balance Sheet, the Company has incurred no (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company (even though the rights and remedies of the Seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iii) obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which the Company is liable as lessee.

ARTICLE II

REPRESENTATIONS OF PURCHASER

§2

Representations and Warranties of the Purchaser.  The Purchaser represents and warrants to, and agrees with, the Seller as follows:

§2.1

Incorporation and Authority.  The Purchaser has been duly incorporated, is validly existing and is in good standing under the laws of Nevada, has the full power and authority to enter into this Agreement and to consummate the transactions herein contemplated and otherwise carry out its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

§2.2

Non-Contravention.  The execution and delivery of this Agreement by the Purchaser and the consummation of the purchase of the Shares and the transactions contemplated hereby will not (i) violate any provision of the certificate of incorporation or by-laws of the Purchaser, (ii) violate any material court or administrative order, process, judgment or decree to which either the Purchaser or its affiliates is a party or by which any of them (or any of their respective properties or assets) is bound or (iii) to the knowledge of the management of the Purchaser, violate any provision of, or result in the acceleration of or entitle any party to accelerate (whether after notice or lapse of time or both) any obligation under, or result in the acceleration of or entitle any party to accelerate (whether after notice or lapse of time or both) any obligation under, or result in the creation or imposition of any material lien, charge, pledge, security interest or other encumbrance upon the property of the Purchaser or its affiliates pursuant to any provision of, any mortgage, lien, lease, agreement, license, or instrument, except for such violation or violations (or acceleration or creation of encumbrance, as applicable) which would not have a material adverse effect on the consummation of the transactions contemplated hereby.

§2.3

Consents and Approvals.  There are no authorizations, consents, approvals or notices of any federal, state, county, local or foreign regulatory body or official required to be obtained or given or waiting period required to expire in order that this Agreement and the transactions contemplated hereby may be consummated by the Purchaser.

§2.4

Brokers.  The Purchaser has not entered into any agreement with any other party and is not responsible for claims by any other party for brokerage or other commissions related to this Agreement or the transactions contemplated hereby.

§2.5

Litigation.  No action, suit, proceeding or government investigation is pending or, to the knowledge of the Purchaser, threatened which seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

§2.6

Securities Act of 1933.  The Purchaser is acquiring the Shares solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof.  The Purchaser acknowledges that the Shares are not registered under the Securities Act of 1933, as amended, and that the Shares may not be transferred or sold except pursuant to the registration provisions of such Act or pursuant to an applicable exemption therefrom and in accordance with state securities laws and regulations as applicable.  The Purchaser has sufficient knowledge and experience in investing in and operating businesses similar to the Company's so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

§2.7

Separate Counsel. Purchaser represents and acknowledges that it has not been represented by Michael Paige Law PLLC or Jackson & Campbell, P.C. in connection with this Agreement and has been advised by its own counsel.

ARTICLE III

SALE OF SHARES; CLOSING

§3.1

Sale of Shares.  Subject to the terms and conditions herein stated, Purchaser, Seller, the Seller Executive, the Buyer Executive and the Viva Executive agree to the following deliveries and transactions at the Closing:

(a)

Seller shall transfer, sell and assign to Purchaser a certificate for the 800 Shares, representing all of the issued and outstanding shares of common stock of the Company, said certificate representing the Shares shall be duly endorsed in blank, or accompanied by stock powers duly executed in blank, by the Seller transferring the same, with all necessary transfer tax and other revenue stamps, acquired at the Seller’ expense, affixed and cancelled and deliver to Purchaser an assignment in the form of Exhibit A hereto; and

(b)

The Purchaser Executive shall, upon receipt of payment of $93,625 from the Acquisition Financing Facility arranged by the Company further transfer and deliver 26,629,371 shares (the “Control Block Shares”) of restricted Purchaser Common Stock held by the Purchaser Executive, which Control Block Shares shall be assigned and transferred to the Viva Executive and/or to the persons and/or entities in the respective names and denominations specified by the Viva Executive; and

(c)

the Purchaser shall issue to Seller a six-month promissory note in the principal amount of $100,000, bearing interest at the rate of 10% per annum, payable to Seller in principal payments of $50,000, $25,000 and $25,000, respectively, each such payment to be paid out of the first proceeds of each of the first three tranches of external financing from LG Capital Funding, LLC received by the Company following the Closing (substantially in the form of Exhibit B hereto, the “Note)

(d)

at the Closing the two outstanding common stock purchase warrants to purchase shares of common stock of the Company held by the Seller Executive (the “Seller Executive Warrant”) and by the Viva Executive (the “Viva Executive Warrant”) shall be cancelled;

(e)

at the Closing, the Employment Agreement between the Company and the Viva Executive and the director engagement agreement between the Seller and the Viva Executive shall be terminated by the parties thereto, the Viva Executive shall resign as a director of the Seller, and the Viva Executive shall assign to Seller for cancellation or further transfer the common stock purchase warrant to purchase common stock of the Seller held by the Viva Executive.

(f)

at or prior to the Closing, the Purchaser Executive shall appoint the Viva Executive as a director of the Purchaser, and as the Chief Executive Officer of the Purchaser, and the employment agreement of the Purchaser Executive with Purchaser shall be terminated by the Seller’s Board of Directors.  On the fifth business day following the Closing, the term of the Purchaser Executive as a member of the Board of Directors of Purchaser shall terminate; Purchaser executive shall furnish Seller with his written resignation confirming his resignation from all offices and as a director of Purchaser.

§3.2

Closing.  The sale referred to in Section 3.1 shall take place at 10:00 A.M. at the offices of Szaferman Lakind Blumstein & Blader, PC., 101 Grovers Mill Road, Lawrenceville, NJ 08648, on April 1, 2016, or at such other time and date (not later than April 15, 2016) as the parties hereto shall by written instrument designate (the "Closing").  Such time and date are herein referred to as the "Closing Date".

ARTICLE IV

COVENANTS OF THE PARTIES

§4.1

Conduct of Business of the Company.  During the period from the date of this Agreement to the Closing Date, Seller shall cause the Company to conduct its operations only according to its ordinary and usual course of business and to use its best efforts to preserve intact its business organization, keep available the services of its officers and employees and maintain satisfactory relationships with licensors, suppliers, distributors, clients and others having business relationships with the Company.  Prior to the Closing Date and except as may be first approved by the Purchaser or as is otherwise permitted or required by this Agreement, Seller will cause (a) the Company's Certificate of Incorporation and By-Laws to be maintained in their respective forms as on the date of this Agreement, (b) the Company to refrain from entering into any contract or commitment except contracts in the ordinary course of business, and (c) the Company to refrain from making any withdrawals from any of its bank accounts other than in the ordinary course of business and from any change affecting any bank, safe deposit or power of attorney arrangements of the Company.

§4.2

Exclusive Dealing.  During the period from the date of this Agreement to the Closing Date, Seller shall not, and shall cause the Company to refrain from taking any action to, directly or indirectly, encourage, initiate or engage in discussions or negotiations with, or provide any information to, any corporation, partnership, person, or other entity or group, other than the Purchaser, concerning any purchase of the Shares or any merger, sale of substantial assets or similar transaction involving the Company.

§4.3                      Review of the Company.  Purchaser may, prior to the Closing Date, through its representatives, review the properties, books and records of the Company and its financial and legal condition as it deems necessary or advisable to familiarize itself with such properties and other matters; such review shall not, however, affect the representations and warranties made by Seller.  The Seller shall cause the Company to permit Purchaser and its representatives to have, after the date of execution hereof, full access to the premises and to all the books and records of the Company and to cause the officers of the Company to furnish Purchaser with such financial and operating data and other information with respect to the business and properties of the Company as Purchaser shall from time to time reasonably request.

§4.4

Closing Costs.  Seller shall be responsible for all legal and accounting costs incurred by the Parties in connection with the Closing of the purchase and sale of the Company provided for in this Agreement.

ARTICLE V

CONDITIONS TO PURCHASER'S OBLIGATIONS

§5

Conditions to Purchaser's Obligations.  The purchase of the Shares by Purchaser on the Closing Date is conditioned upon receipt by Purchaser of the documents listed in Sections 5.1 through 5.5, evidenced by an Officer’s Certificate in the form of Exhibit C hereto, and compliance with Section 5.6.

§5.1

No Material Adverse Change.  Prior to the Closing Date, there shall be no material adverse change in the assets or liabilities, the business or condition, financial or otherwise, the results of operations, or prospects of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise, and Seller shall have delivered to Purchaser a certificate, dated the Closing Date, to such effect.

§5.2

Truth of Representations and Warranties.  The representations and warranties of Seller contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and Seller shall have delivered to Purchaser on the Closing Date a certificate, dated the Closing Date, to such effect.

§5.3

Performance of Agreements.  Each and all of the agreements of Seller to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and Seller shall have delivered to Purchaser a certificate, dated the Closing Date, to such effect.

§5.4

No Litigation Threatened.  No action or proceedings shall have been instituted or, to the best knowledge, information and belief of Seller, shall have been threatened before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby, and Seller shall have delivered to Purchaser a certificate, dated the Closing Date, to such effect.

§5.5

Assignment of Receivables. Seller shall execute and deliver to Purchaser a Bill of Sale and Assignment and Assumption Agreement in the form attached as Exhibit B assigning and transferring to Purchaser all receivables or debt obligations of the Company owing to or held by the Company at the Effective Date.

§5.6

Proceedings.  All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to Purchaser and its counsel, and Purchaser shall have received copies of all such documents and other evidences as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

ARTICLE VI

CONDITIONS TO SELLER’S OBLIGATIONS

§6

Conditions to Seller’s Obligations.  The sale of the Shares by Seller on the Closing Date is conditioned upon compliance by Purchaser with Section 6.1 and 6.2.

§6.1

Truth of Representations and Warranties.  The representations and warranties of Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

§6.2

Proceedings.  All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller and their counsel.

ARTICLE VII

SURVIVAL OF REPRESENTATIONS; INDEMNITY

§7.1

Survival of Representations.  The respective representations and warranties of Seller and Purchaser contained in this Agreement or in any Schedule delivered pursuant hereto shall survive the purchase and sale of the Shares contemplated hereby.

§7.2

Indemnification of Purchaser.

(a)

Subject to the limitations hereinafter set forth, Seller shall indemnify and save Purchaser and each of its shareholders and affiliates, harmless from, against, for and in respect of:

(i)

any and all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, encumbrances and reasonable costs and expenses suffered, sustained, incurred or required to be paid by any indemnified party because of (A) the claims of any broker or finder engaged by Seller; (B) the material untruth, inaccuracy or breach of any representation, warranty, agreement or covenant of Seller contained in or made in connection with this Agreement or any Schedule hereto; and

(ii)

all reasonable costs and expenses (including, without limitation, attorney's fees, interest and penalties) incurred by any indemnified party in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 7.2.

(b)

The indemnification provided for in subparagraph (a)(i)(B) of this Section shall relate to damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, encumbrances, and reasonable costs and expenses in excess of One Thousand Dollars ($1,000), unless such matter or item is provided for or reserved against in the Company's financial statements described in Section 1.10; provided, however, that any such damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, encumbrances and reasonable costs and expenses shall be net of any undisclosed, tangible assets of the Corporation not set forth in the Balance Sheet (excluding any revaluation of present assets), plus any tax benefit enjoyed by the Purchaser or the Company because of the payment or accrual of any amount giving rights to any claim for indemnification hereunder.

§7.3

Indemnification of Seller.

(a)

Purchaser shall indemnify and save Seller harmless from, against, for and in respect of:

(i)

any and all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, encumbrances and reasonable costs and expenses suffered, sustained, incurred or required to be paid by Seller because of (A) the claims of any broker or finder engaged by Purchaser; or (B) the untruth, inaccuracy or breach of any representation, warranty, agreement or covenant of Purchaser contained in or made pursuant to this Agreement; and

(ii)

all reasonable costs and expenses (including, without limitation, attorney's fees, interest and penalties) incurred by Seller in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 7.3.

(b)

The indemnification provided for in subparagraph (a)(i)(B) of this Section shall relate to damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, encumbrances, and reasonable costs and expenses in excess of One Thousand Dollars ($1,000).

§7.4

Rules Regarding Indemnification

(a)

The obligations and liabilities of each indemnifying party hereunder with respect to claims resulting from the assertion of liability by the other party or third parties shall be subject to the following terms and conditions:

(i)

The indemnified party shall give prompt written notice to the indemnifying party of any claim which might give rise to a claim by the indemnified party against the indemnifying party based on their indemnity agreements contained in Sections 7.2 and 7.3 hereof, stating the nature and basis of said claims and the amounts thereof, to the extent known.

(ii)

In the event any such action, suit or proceeding is brought against the indemnified party, with respect to which the indemnifying party may have liability under the indemnity agreements contained in Sections 7.2 and 7.3 hereof, the action, suit or proceeding shall, upon the written acknowledgement by the indemnifying party that it is obligated to indemnify under such indemnity agreement, be defended (including all proceedings on appeal or for review which counsel for the indemnified party shall deem appropriate) by the indemnifying party.  The indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the indemnified party's own expense unless (A) the employment of such counsel and the payment of such fees and expenses both shall have been specifically authorized by the indemnifying party in connection with the defense of such action, suit or proceeding, or (B) such indemnified party shall have reasonably concluded and specifically notified the indemnifying party that there may be specific defense available to it which are different from or additional to those available to the indemnifying party or that such action, suit or proceeding involves or could have an effect upon matters beyond the scope of the indemnity agreements contained in Sections 7.2 and 7.3 hereof, in any of which events the indemnifying party, to the extent made necessary by such defense, shall not have the right to direct the defense of such action, suit or proceeding on behalf of the indemnified party.  In such case only that portion of such fees and expenses reasonably related to matters covered by the indemnity agreements contained in Sections 7.3 and 7.4 hereof shall be borne by the indemnifying party.  The indemnified party shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not it is so represented.  The indemnifying party shall make available to the indemnified party and its attorneys and accountants all books and records of the indemnifying party relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

(b)

The indemnified party shall not make any settlement of any claims without the written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

(c)

Except as herein expressly provided, the remedies provided in Sections 7.2 through 7.4 hereof shall be cumulative and shall not preclude assertion by any party of any other rights or the seeking of any other rights or remedies against any other party hereto.

ARTICLE VIII

FURTHER AGREEMENTS OF SELLER AND PURCHASER

§8.1                      Publicity.  Seller and Purchaser shall cooperate with each other in the development and distribution of all news releases and other public information disclosures relating to the transactions contemplated by this Agreement and any material transactions incident thereto.  Neither Seller nor Purchaser will promulgate any such release or make any other public disclosure without the prior written consent of the other.  This paragraph shall not, however, restrict disclosure of information that a party's counsel deems necessary to maintain compliance with and to prevent violation of applicable federal or state law.

ARTICLE IX

MISCELLANEOUS

§9.1

Expenses.  The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

§9.2

Governing Law.  The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Florida.

§9.3

"Person" Defined.  "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or other department or agency thereof.

§9.4

Captions.  The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

§9.5

Notices.  Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by courier or by registered or certified mail, postage prepaid, addressed as follows:  If to Purchaser, to Purchaser at 424 Church Street, Suite 2000, Nashville, TN 37219, Attention: Chief Executive Officer;  and, if to Seller, to Seller at 73 Buck Road, Suite 2, Huntingdon Valley, PA 19006, Attention: Chief Executive Officer, or such other address as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by courier or mailed.

§9.6

Parties in Interest.  This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

§9.7

Counterparts.  This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

§9.8

Entire Agreement.  This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the Parties hereto with respect to the subject matter contained herein and therein.  This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

§9.9

Amendments.  This Agreement may not be changed orally, but only by an agreement in writing signed by all of the Parties hereto.  Any provision of this Agreement can be waived, amended, supplemented or modified by written agreement of the Parties.

§9.10     Severability.  In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

§9.11     Termination of Agreement.  All parties hereto agree to use their best efforts to fulfill the requirements of Articles V and VI as soon a practicable.  If any precondition to the completion of the transactions contemplated hereby is not fulfilled on or prior to April 15, 2016, this Agreement shall be null and void and have no further effect.

IN WITNESS WHEREOF, the Purchaser has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized, and Seller have executed this Agreement, all as of the day and year first above written.

PURCHASER:

BLACK RIVER PETROLEUM CORP.

        /s/ Johnny Falcones

By: ______________________

Title: Chief Executive Officer

SELLER:

EMS FIND, INC.

        /s/ Steve Rubakh

By: ________________________

Title: Chief Executive Officer

VIVA ENTERTAINMENT GROUP, INC.

       /s/ Johnny Falcones

By: ________________________

Title: Chief Executive Officer

      /s/ Alexander Stanbury

_____________________________

Alexander Stanbury

     /s/ Johnny Falcones

______________________________

Johnny Falcones

     /s/ Steve Rubakh

_______________________________

Steve Rubakh

EXHIBIT A

BILL OF SALE AND ASSIGNMENT

This BILL OF SALE AND ASSIGNMENT, made as of the ___ day of April, 2016, from EMS Find, Inc., a Nevada corporation (hereinafter referred to as "Assignor"), to Black River Petroleum Corp, a Nevada corporation (hereinafter referred to as "Assignee");

WITNESSETH:

WHEREAS, by Agreement dated as of April 1, 2016, between Assignor and Assignee, Assignor agreed to convey to Assignee the assets of Viva Entertainment Group, Inc., and Assignee agreed to assume all liabilities, debts and obligations of said Viva Entertainment Group, Assignor, for the considerations set forth in said Agreement, and agreed to execute and deliver to Assignee all instruments necessary or convenient to convey such to Assignee; and

WHEREAS, it is the desire of Assignor and Assignee that Assignor shall execute and deliver this instrument to Assignee for the purpose of more effectually selling, assigning, transferring, delivering and conveying to Assignee Assignor's estates, rights, titles, interests, claims and demands in, to and under the property and assets hereinafter described or referred to;

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS THAT, for and in consideration of the premises and other good and valuable considerations, the receipt whereof is hereby acknowledged, and intending to be legally bound hereby, Assignor has sold, assigned, transferred, conveyed, delivered and set over, and by these presents does hereby sell, assign, transfer, convey, deliver and set over to Assignee, its successors and assigns, forever, all estates, rights, titles, interests, claims and demands of Assignor in and to the assets of Assignor listed in Exhibit A attached hereto and made a part hereof.

Nothing in this Bill of Sale and Assignment contained shall be construed as an attempt hereby to assign any contract, claim, demand or right which is nonassignable or which an attempt to assign would in any way impair, or as an attempt to transfer any property, right or interest in case such transfer would be invalid for any cause, but Assignor covenants and agrees to hold the same in trust for the sole use and benefit of Assignee and to account to Assignee therefore, and to take any such steps as may be in Assignor's power to validate the transfer of any property, right or interest and the assignment of any such contract, claim, demand or right not now transferable or assignable.

In order, however, that the full value of every such property, contract, claim, demand or right may be realized by and for the benefit of Assignee, its successors and assigns, Assignor covenants and agrees with Assignee that Assignor, its successor or successors, will at the request or under the direction of Assignee, in the name of Assignee or otherwise as Assignee shall specify and as shall be provided by law, take all such action and do or cause to be done all such things as shall in the opinion of Assignee be necessary or proper to enforce every such contract, claim, demand or right and to facilitate the collection of the money due and payable and to grow due and payable in and under every such contract and in respect of such claim, demand or right; and Assignor does hereby covenant to pay and deliver to Assignee, its successors and assigns, all money or other things of value collected and paid to Assignor or to its successor or successors in respect of every such contract, claim, demand or right; Assignee by its acceptance hereof agrees that all costs and expenses of all actions so taken and of all things so done or caused to be done at the request of Assignee shall be borne and paid by Assignee and that Assignee will hold harmless Assignor from any claims which may be made against Assignor for anything that it shall do or cause to be done at the request of Assignee in respect of any such contract, claim, demand or right.

Assignor does hereby constitute and appoint Assignee, its successors and assigns, Assignor's true and lawful attorney or attorneys, with full power of substitution, for it and in its name, place and stead or otherwise, but on behalf of and for the benefit of Assignee, its successors and assigns, to demand and receive from time to time an and all property and assets, real, personal and mixed, tangible and intangible, hereby sold, assigned, transferred, conveyed and set over, or intended so to be, and to give receipts and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of Assignor or otherwise, but at the expense and for the benefit of Assignee, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Assignee, its successors or assigns, may deem proper in order to collect, assert or enforce any claims, rights or title of any kind in and to the properties, assets and business hereby sold, assigned, transferred, conveyed and set over, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of said properties, assets, and business, and to do any and all such acts and things in relation thereto as Assignee, its successors or assigns, shall deem advisable; Assignor hereby declaring that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by Assignor in any manner or for any reason.

Assignor does hereby covenant and agree with Assignee, its successors and assigns, that Assignor will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered to Assignee, its successors and assigns, any and all such further deeds, acts, transfers, assignments, instruments, conveyances, powers of attorney and assurances, as Assignee may demand for the better assuring, conveying and confirming unto Assignee, its successors and assigns, all and singular the properties, assets and business hereby sold, assigned, transferred, conveyed and set over.

In case for any reason Assignee shall not be authorized or qualified to receive an specific property, contract, claim, demand or right owned by Assignor and hereby sold, assigned, transferred, conveyed and set over, or intended so to be, Assignor further covenants to execute and deliver appropriate deeds, acts, transfers, assignments, instruments and conveyances of any such property, claim, contract, demand or right now owned by Assignor when and as Assignee shall be authorized or qualified to receive the same.

This Bill of Sale and Assignment and the covenants and agreements herein contained shall be binding upon Assignor, its successors and assigns.

IN WITNESS WHEREOF, Assignor has executed this Bill of Sale and Assignment by its officer hereunto duly authorized as of the day and year first above set forth.

EMS FIND, INC.

       /s/ Steve Rubakh

By: _____________________

Exhibit A to Bill of Sale and Assignment

All assets, receivables or debt obligations of Viva Entertainment Group, Inc. owing to or held by EMS Find, Inc. at April 1, 2016.

EXHIBIT B

BLACK RIVER PETROLEUM CORP.

PROMISSORY NOTE

$100,000

April  5, 2016

FOR VALUE RECEIVED, BLACK RIVER PETROLEUM CORP., a Nevada corporation (hereinafter called “Borrower” or the “Company”), hereby promises to pay to EMS Find, Inc. (“Holder”), or order, the sum of One Hundred Thousand ($100,000) Dollars, with interest accruing at the annual rate of ten (10.0%) percent, on September 30, 2016 (the “Maturity Date”).

The following terms shall apply to this Note:

ARTICLE I

PAYMENT RELATED PROVISIONS

1.1

Payment Grace Period.  The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen (15.0%) percent per annum shall apply to the amounts owed hereunder calculated from the date of the default. In no event shall the rate of interest calculated hereunder exceed the maximum amount allowed by law and automatically shall be reduced to such maximum amount.

1.2

Interest Payments.  Borrower shall pay interest on the outstanding principal amount of this Note on the Maturity Date. The principal amount of this Note plus any accrued and unpaid interest shall be collectively referred to herein as the “Debt.”

1.3

Repayment.  This Note shall be repaid in installments of $50,000, $25,000 and $25,000, respectively, from the first proceeds of each of the first three drawdowns from the Borrower’s loan financing with LG Capital Funding, LLC.  If the Borrower’s loan financing specified in the preceding sentence does not provide adequate funds to pay the principal and accrued interest on this Note, Borrower shall continue to be obligated to repay the unpaid principal amount of this Note, in accordance with the terms hereof.

ARTICLE II

EVENTS OF DEFAULT

The occurrence of any of the following events of default (each, an "Event of Default") shall, at the option of the Holder hereof, make all sums or principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

2.1

Failure to Pay Principal or Interest.  The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days.

2.2

Breach of Covenant.  The Borrower breaches any covenant or other term or condition of this Note and such breach continues for a period of ten (10) days after written notice to the Borrower from the Holder.

2.3

Breach of Representations and Warranties.  Any representation or warranty of the Borrower made in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

2.4         Receiver or Trustee.  The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

2.5

Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

ARTICLE III

REPRESENTATIONS BY HOLDER

Holder represents and warrants to Borrower as follows:

3.1

 To the best of his knowledge, Holder has received and examined all information, including financial statements, of or concerning Borrower which Holder considers necessary to making an informed decision regarding this Note. In addition, Holder has had the opportunity to ask questions of, and receive answers from, the officers and agents of Borrower concerning Borrower and to obtain such information, to the extent such persons possessed the same or could acquire it without unreasonable effort or expense, as Holder deemed necessary to verify the accuracy of the information referred to herein.

3.2

The Holder acknowledges and understands that (i) the proceeds of this Note will not be sufficient to provide Borrower with the necessary funds to achieve its current business plan; (ii) the Borrower does not have sufficient cash available to repay this Note; (iii) this Note will not be guaranteed, (iv) Holder bears the economic risk of never being repaid on this Note; and (v) the Borrower may use the proceeds of this Note to satisfy past payables. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the Holder’s investment in this Note.

3.3

The Holder hereby certifies that Holder is an "Accredited Investor" (as that term is defined by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)).

3.4

Holder is acquiring this Note for its own account, for investment purposes only, and not with a view to the resale or distribution of all or any part thereof.

3.5

Holder acknowledges that this Note (a) has not been registered under applicable securities laws, (b) will be a "restricted security" as defined in applicable securities laws, (c) has been issued in reliance on the statutory exemptions from registration contemplated by applicable securities laws based (in part) on the accuracy of Holder's representations contained herein, and (d) will not be transferable without registration under applicable securities laws, unless an exemption from such registration requirements is available.

3.6

Holder has reviewed the last Annual Report on Form 10-K filed with the SEC by Borrower, and the Current and Quarterly Reports filed since the filing of the last Form 10-K.

3.7

Holder has had this Note and any other documents executed in connection herewith reviewed by its own counsel.

ARTICLE IV

MISCELLANEOUS

4.1

Failure or Indulgency Not Waiver.  No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2

Notices.  Any notice herein required or permitted to be given shall be in writing and may be personally served and shall be deemed to be delivered upon receipt or if sent by United States mail, three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, or if sent by fax transmission (with the original sent by certified or registered mail or by overnight courier) and shall be deemed to have been delivered on the day telecopied.  For the purposes hereof, the addresses and fax numbers of the Holder and the Borrower are as set forth on the signature page hereof.  Both Holder and Borrower may change the address and fax number for service by service of written or fax notice to the other as herein provided.

4.3

Definition of Note.  The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4

Assignability.  This Note may not be assigned by the Borrower without the written consent of the Holder.   This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

4.5

Cost of Collection.  If default is made in the payment of this Note, Borrower shall pay the Holder hereof costs of collection, including attorneys' fees.

4.6

Governing Law.  This Note has been executed in and shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.

4.7

No Amendment.  This Note shall not be amended without the prior written consent of the Holder.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name on the 5th  day of April, 2016.

BLACK RIVER PETROLEUM CORP.

By:_

Name: Johnny Falcones

Title: President & Chief Executive Officer

Address for Notices to Borrower: _________________________

Fax: _____________________

Address for Notices to Holder:

Fax: ___________

EXHIBIT C

OFFICER’S CERTIFICATE

The undersigned, Steve Rubakh, Chief Executive Officer of EMS Find, Inc., a Nevada corporation (the “Company”), pursuant to the Stock Purchase Agreement, dated April 1, 2016 (the “Stock Purchase Agreement”), by and among Black River Petroleum Corp., as Purchaser, and the Company, as Seller, and the other Parties to the Stock Purchase Agreement hereby certifies that:

1.

He is the duly appointed Chief Executive Officer of the Company.

2.

The representations and warranties made with respect to the Company and Viva Entertainment Group, Inc., a Delaware corporation (“Viva”), in Article I of the Stock Purchase Agreement are true and correct in all material respects as of the date of this Officer’s Certificate.

3.

As of the date hereof, the Company has satisfied and duly performed all of the conditions and obligations specified in Stock Purchase Agreement to be satisfied on or prior to the Closing Date (as defined in the Stock Purchase Agreement), or such conditions and obligations have been waived.

4.

There has been no material adverse change in the assets or liabilities, business or condition, financial or otherwise, the results of operations, or prospects of Viva since October 31, 2015.

5.

No action or proceedings shall have been instituted or, to the best knowledge, information and belief of the Company, shall have been threatened before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated by the Stock Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the _____ day of April, 2016.

Steve Rubakh

Chief Executive Officer

SCHEDULE 1.15

Viva Material Contracts

EXHIBIT 10.11

BLACK RIVER PETROLEUM CORP.

PROMISSORY NOTE

$100,000

April 5, 2016

FOR VALUE RECEIVED, BLACK RIVER PETROLEUM CORP., a Nevada corporation (hereinafter called “Borrower” or the “Company”), hereby promises to pay to EMS Find, Inc. (“Holder”), or order, the sum of One Hundred Thousand ($100,000) Dollars, with interest accruing at the annual rate of ten (10.0%) percent, on September 30, 2016 (the “Maturity Date”).

The following terms shall apply to this Note:

ARTICLE I

PAYMENT RELATED PROVISIONS

1.1

Payment Grace Period.  The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen (15.0%) percent per annum shall apply to the amounts owed hereunder calculated from the date of the default. In no event shall the rate of interest calculated hereunder exceed the maximum amount allowed by law and automatically shall be reduced to such maximum amount.

1.2

Interest Payments.  Borrower shall pay interest on the outstanding principal amount of this Note on the Maturity Date. The principal amount of this Note plus any accrued and unpaid interest shall be collectively referred to herein as the “Debt.”

1.3

Repayment.  This Note shall be repaid in installments of $50,000, $25,000 and $25,000, respectively, from the first proceeds of each of the first three drawdowns from the Borrower’s loan financing with LG Capital Funding, LLC.  If the Borrower’s loan financing specified in the preceding sentence does not provide adequate funds to pay the principal and accrued interest on this Note, Borrower shall continue to be obligated to repay the unpaid principal amount of this Note, in accordance with the terms hereof.

ARTICLE II

EVENTS OF DEFAULT

The occurrence of any of the following events of default (each, an "Event of Default") shall, at the option of the Holder hereof, make all sums or principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

2.1

Failure to Pay Principal or Interest.  The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days.

2.2

Breach of Covenant.  The Borrower breaches any covenant or other term or condition of this Note and such breach continues for a period of ten (10) days after written notice to the Borrower from the Holder.

2.3         Breach of Representations and Warranties.  Any representation or warranty of the Borrower made in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

2.4

Receiver or Trustee.  The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

2.5

Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

ARTICLE III

REPRESENTATIONS BY HOLDER

Holder represents and warrants to Borrower as follows:

3.1

 To the best of his knowledge, Holder has received and examined all information, including financial statements, of or concerning Borrower which Holder considers necessary to making an informed decision regarding this Note. In addition, Holder has had the opportunity to ask questions of, and receive answers from, the officers and agents of Borrower concerning Borrower and to obtain such information, to the extent such persons possessed the same or could acquire it without unreasonable effort or expense, as Holder deemed necessary to verify the accuracy of the information referred to herein.

3.2

The Holder acknowledges and understands that (i) the proceeds of this Note will not be sufficient to provide Borrower with the necessary funds to achieve its current business plan; (ii) the Borrower does not have sufficient cash available to repay this Note; (iii) this Note will not be guaranteed, (iv) Holder bears the economic risk of never being repaid on this Note; and (v) the Borrower may use the proceeds of this Note to satisfy past payables. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the Holder’s investment in this Note.

3.3

The Holder hereby certifies that Holder is an "Accredited Investor" (as that term is defined by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)).

3.4

Holder is acquiring this Note for its own account, for investment purposes only, and not with a view to the resale or distribution of all or any part thereof.

3.5

Holder acknowledges that this Note (a) has not been registered under applicable securities laws, (b) will be a "restricted security" as defined in applicable securities laws, (c) has been issued in reliance on the statutory exemptions from registration contemplated by applicable securities laws based (in part) on the accuracy of Holder's representations contained herein, and (d) will not be transferable without registration under applicable securities laws, unless an exemption from such registration requirements is available.

3.6

Holder has reviewed the last Annual Report on Form 10-K filed with the SEC by Borrower, and the Current and Quarterly Reports filed since the filing of the last Form 10-K.

3.7

Holder has had this Note and any other documents executed in connection herewith reviewed by its own counsel.

ARTICLE IV

MISCELLANEOUS

4.1

Failure or Indulgency Not Waiver.  No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2

Notices.  Any notice herein required or permitted to be given shall be in writing and may be personally served and shall be deemed to be delivered upon receipt or if sent by United States mail, three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, or if sent by fax transmission (with the original sent by certified or registered mail or by overnight courier) and shall be deemed to have been delivered on the day telecopied.  For the purposes hereof, the addresses and fax numbers of the Holder and the Borrower are as set forth on the signature page hereof.  Both Holder and Borrower may change the address and fax number for service by service of written or fax notice to the other as herein provided.

4.3

Definition of Note.  The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4

Assignability.  This Note may not be assigned by the Borrower without the written consent of the Holder.   This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

4.5

Cost of Collection.  If default is made in the payment of this Note, Borrower shall pay the Holder hereof costs of collection, including attorneys' fees.

4.8

Governing Law.  This Note has been executed in and shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.

4.9

No Amendment.  This Note shall not be amended without the prior written consent of the Holder.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name on the 5th  day of April, 2016.

BLACK RIVER PETROLEUM CORP.

By:_/s/ Johnny Falcones

Name: Johnny Falcones

Title: President & Chief Executive Officer

Address for Notices to Borrower: _________________________

Fax: _____________________

Address for Notices to Holder:

Fax: ___________

EXHIBIT 10.12

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of April 6, 2016, by and between Black River Petroleum Corp., a Nevada corporation, with headquarters located at 424 Church Street, Suite 2000, Nashville, TN 37219 (the “Company”), and ESSEX GLOBAL INVESTMENT CORP, a Nevada limited liability company, with its address at 271 Highway 46W Suite H113, Fairfield, NJ 07004 (the “Buyer”).

WHEREAS:

A.

The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.

Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a 10% convertible note of the Company, in the forms attached hereto as Exhibit A in the aggregate principal amount of $145,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note. The Note shall contain a $10,000 original issue discount such that the purchase price of the Note shall be $135,000.

C.

The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1.

Purchase and Sale of Note.

a.

Purchase of Note.  On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company such principal amount of Note as is set forth immediately below the Buyer’s name on the signature pages hereto.

b.

Form of Payment.  On the Closing Date (as defined below), (i) the Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount equal to the Purchase Price as is set forth immediately below the Buyer’s name on the signature pages hereto, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

c.

Closing Date.  The date and time of the first issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on or about April 6, 2016, or such other mutually agreed upon time.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

d.

Closing Conditions.  A closing condition of for the purchase and sale of the Note shall be that (i) the Company has executed a share exchange agreement with EMF Find, Inc for the purchase of its wholly owned subsidiary, Viva Entertainment Group, Inc “(Viva”) such that Viva has become a wholly owned subsidiary of the Company and (ii) that Alexander Stanbury shall have ceased to become an affiliate of the Company.

2.

Buyer’s Representations and Warranties.  The Buyer represents and warrants to the Company that:

a.

Investment Purpose.  As of the date hereof, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.

Accredited Investor Status.  The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.

Reliance on Exemptions.  The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d.

Information.  The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors.  The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company.  Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer.  Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.  The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e.

Governmental Review.  The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.

Transfer or Re-sale.  he Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).  Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g.

Legends.  The Buyer understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected.  The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within 2 business days, it will be considered an Event of Default under the Note.

h.

Authorization; Enforcement. This Agreement has been duly and validly authorized.  This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i.

Residency.  The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3.

Representations and Warranties of the Company.  The Company represents and warrants to the Buyer that:

a.

Organization and Qualification.  The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b.

Authorization; Enforcement.  (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c.

Issuance of Shares.  The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d.

Acknowledgment of Dilution.  The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note.  The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement, the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e.

No Conflicts.  The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii)  result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect).  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.  The Company is not in violation of the listing requirements of the OTC marketplace (the “OTC MARKETS”) and does not reasonably anticipate that the Common Stock will be delisted by the OTC Markets in the foreseeable future, nor are the Company’s securities “chilled” by DTC.  The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

f.

Absence of Litigation.  Except as disclosed in the Company’s public filings, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect.  Schedule 3(f) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its subsidiaries, without regard to whether it would have a material adverse effect.  The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g.

Acknowledgment Regarding Buyer’ Purchase of Securities.  The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities.  The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

h.

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer.  The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

i.

Title to Property.  The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(i) or such as would not have a material adverse effect.  Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect.

j.

Bad Actor.  No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act as amended on the basis of being a "bad actor" as that term is established in the September 19, 2013 Small Entity Compliance Guide published by the Securities and Exchange Commission.

k.

Breach of Representations and Warranties by the Company.  If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of default under the Note.

4.

COVENANTS.

a.

Expenses.  At the Closing, the Company shall reimburse Buyer for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith (“Documents”), including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents.  When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyer for all fees and expenses immediately upon written notice by the Buyer or the submission of an invoice by the Buyer.

b.           Listing.  The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Note.  The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTC MARKETS or any equivalent replacement market, the Nasdaq stock market (“Nasdaq”), the New York Stock Exchange (“NYSE”), or the American Stock Exchange (“AMEX”) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable.  The Company shall promptly provide to the Buyer copies of any notices it receives from the OTC MARKETS and any other markets on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such markets.

c.

Corporate Existence.  So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTC MARKETS, Nasdaq, NYSE or AMEX.

d.           No Integration.  The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e.            Issuance of Restricted Shares.  The Company shall issue 2,000,000 restricted shares to the Buyer as additional consideration for the purchase of the Note.

f.            Breach of Covenants.  If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Note.

5.

Governing Law; Miscellaneous.

a.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The Company and Buyer waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.   Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.

Counterparts; Signatures by Facsimile.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c.

Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.

Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.

Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f.

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, (iv) via electronic mail or (v) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received) or delivery via electronic mail, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company, to:

Black River Petroleum Corp.

424 Church Street, Suite 2000

Nashville, TN 37219

Attn: Johnny Falcone, CEO

If to the Buyer:

ESSEX GLOBAL INVESTMENT CORP

271 Highway 46W Suite H113

Fairfield, NJ 07004

Attn: Benjamin Conde

Each party shall provide notice to the other party of any change in address.

g.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h.

Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.

Survival.  The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer.  The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j.

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l.

Remedies.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

Black River Petroleum Corp.

/s/ Johnny Falcones

By:________________________________

Name:

Johnny Falcones

Title:

CEO

ESSEX GLOBAL INVESTMENT CORP.

By:

/s/ Benjamin Conde

Name: Benjamin Conde

Title:   Manager

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Note:

$145,000.00

Aggregate Purchase Price:

Note 1: $145,000.00 less $10,000.00 in OID, less $10,000 in legal fees, less $5,000 in due diligence fees to be retained by Essex Global Investment Corp.

EXHIBIT A

144 NOTE - $145,000.00

EXHIBIT 10.13

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT”)

  US $145,000.00

BLACK RIVER PETROLEUM CORP.

10% CONVERTIBLE REDEEMABLE NOTE

DUE MARCH 30, 2017

FOR VALUE RECEIVED, Black River Petroleum Corp. (the “Company”) promises to pay to the order of ESSEX GLOBAL INVESTMENT CORP and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of One Hundred Forty Five Thousand Dollars exactly (U.S. $145,000.00) on March 30, 2017 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of 10% per annum commencing on March 30, 2016. The Company acknowledges this Note was issued with a $10,000 original issue discount (OID) and as such the purchase price was $135,000. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note.  The principal of, and interest on, this Note are payable at 271 Highway 46W Suite H113, Fairfield, NJ 07004, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time.  The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company.  The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer.  Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.

This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2.

The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.

This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws.  Any attempted transfer to a non-qualifying party shall be treated by the Company as void.  Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner here-of for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.  Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.

(a)

The Holder of this Note is entitled, at its option, at any time after cash payment, to convert all or any amount of the principal face amount of this Note then out-standing into shares of the Company's common stock (the "Common Stock") at a price ("Con-version Price") for each share of Common Stock equal to 55% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange"), for the twenty prior trading days including the day upon which a No-tice of Conversion is received by the Company or its transfer agent (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion. Accrued but unpaid interest shall be subject to conversion.  No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company’s Common Stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law.  The Company agrees to honor all conversions submitted pending this increase. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 45% instead of 55% while that “Chill” is in effect. In no event shall the Holder be allowed to effect a conversion if such con-version, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed 9.9% of the outstanding shares of the Common Stock of the Company.  Notwithstanding the foregoing, in the event the Company is not fully current in its filings with the Securities and Exchange Commission in 90 days from the date of this Note, then the conversion discount shall increase by 20% such that the conversion discount shall be 35% instead of 55%.

(b)

Interest on any unpaid principal balance of this Note shall be paid at the rate of 10% per annum.  Interest shall be paid by the Company in Common Stock ("Interest Shares").  Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above.  The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid princi-pal balance of this Note to the date of such notice.

(c)

During the first six months this Note is in effect, the Company may re-deem this Note by paying to the Holder an amount as follows:  (i) if the redemption is within the first 90 days this Note is in effect, then for an amount equal to 125% of the unpaid principal amount of this Note along with any interest that has accrued during that period, (ii) if the redemption is after the  90th day this Note is in effect, but less than the 181st day this Note is in effect, then for an amount equal to 135% of the unpaid principal amount of this Note along with any accrued interest accrued during that period. This Note may not be redeemed after 180 days. The redemption must be closed and paid for within 3 business days of the Company sending the redemption demand or the redemption will be invalid and the Company may not redeem this Note.

(d)

Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may con-vert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)

In case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.

No provision of this Note shall alter or impair the obligation of the Com-pany, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.

The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.

The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.

If one or more of the following described "Events of Default" shall occur:

(a)

The Company shall default in the payment of principal or interest on this Note; or

(b)

Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this Note was issued shall be false or misleading in any material respect; or

(c)

The Company shall fail to perform or observe, in any material respect, any material covenant, term, provision, condition, agreement or obligation of the Company un-der this Note; or

(d)

The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for  bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)

A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f)

Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)

One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                              (h)          The Company shall have defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such de-fault within the appropriate grace period; or

(i)

The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days or ceases to file its 1934 act reports with the SEC;

(j)

If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board.

(k)

The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(l)

The Company shall not replenish the reserve set forth in Section 12, within 3 business days of the request of the Holder.

(m)

The Company shall not be “current” in its Form 10-K and 10-Q filings with the Securities and Exchange Commission (SEC), subject to applicable extensions of filing dates available under the SEC regulations for the particular report and to filings that are late by no more than two (2) business days beyond the SEC permitted extension period; or

(n)

The Company shall lose the “bid” price for its stock in a market (including the OTCQB marketplace or other exchange).

Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, un-less such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.  Upon an Event of De-fault, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.  In the event of a breach of Section 8(k) the penalty shall be $250 per day the shares are not issued be-ginning on the 4th day after the conversion notice was delivered to the Company.  This penalty shall increase to $500 per day beginning on the 10th day.  The penalty for a breach of Section 8(n) shall be an increase of the outstanding principal amounts by 20%.  In case of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 50%. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%. Fur-ther, if a breach of Section 8(m) occurs or is continuing after the 6 month anniversary of the Note, then the Holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion. For example, if the lowest closing bid price during the delinquency period is $0.01 per share and the conversion discount is 50% the Holder may elect to convert future conversions at $0.005 per share. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by 10%.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its reasonable attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Make-Whole for Failure to Deliver Loss.  At the Holder’s election, if the Company fails for any reason to deliver to the Holder the conversion shares by the by the 3rd business day following the delivery of a Notice of Conversion to the Company and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company writ-ten notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows:

Failure to Deliver Loss = [(High trade price at any time on or after the day of exercise) x (Number of conversion shares)]

The Company must pay the Failure to Deliver Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice to the Company.

9.

In case any provision of this Note is held by a court of competent juris-diction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.

Neither this Note nor any term hereof may be amended, waived, dis-charged or terminated other than by a written instrument signed by the Company and the Holder.

11.

The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer.  Further, the Company will instruct its counsel to either (i) write a 144 opinion to allow for salability of the conversion shares or (ii) accept such opinion in customary form for this type of opinion from Holder’s counsel.

12.

The Company shall issue irrevocable transfer agent instructions reserving 21,090,000 shares of its Common Stock for conversions under this Note (the “Share Reserve”).  Upon full conversion of this Note, any shares remaining in the Share Reserve shall be can-celled. The Company shall pay all transfer agent costs associated with issuing and delivering the share certificates to Holder. If such amounts are to be paid by the Holder, it may deduct such amounts from the Conversion Price. The Company should at all times reserve a minimum of six times the amount of shares required if the note would be fully converted.  The Holder may reasonably request increases from time to time to reserve such amounts.  The Company will instruct its transfer agent to provide the outstanding share information to the Holder in connection with its conversions.

13.

The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc.  This notice shall be given to the Holder as soon as possible under law.  The Holder recognizes that the filing of a Current Report on Form 8-K with regard to a material corporate disclosure matter is in most cases a condition precedent to release of any such material information privately.

14.

This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto.  The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York or in the Federal courts sitting in the county or city of New York.  This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated:

April 6, 2016

BLACK RIVER PETROLEUM CORP.

/s/ Johnny Falcones

By: __________________________________

CEO

Title: _________________________________

EXHIBIT A

NOTICE OF CONVERSION

 (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ Shares of Common Stock of Black River Petroleum Corp.  (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:

Applicable Conversion Price:

Signature:

[Print Name of Holder and Title of Signer]

Address:

SSN or EIN:

Shares are to be registered in the following name:

Name:

Address:

Tel:

Fax:

SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name:

Address: